2014 Fourth Quarter Earnings March 6, 2015 Investor Presentation Exhibit 99.2

1 1
Forward-looking Statements
When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items of Banc of California Inc. and its affiliates (“BANC,” the “Company,” “we,” “us” or “our”). By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.
Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) risks that the Company’s recently completed acquisitions, including the acquisitions of branches from Banco Popular, The Private Bank of California, CS Financial, Inc.,
and The Palisades Group, may disrupt current plans and operations, the potential difficulties in customer and employee retention as a result of those transactions and the amount of the costs, fees, expenses and charges related to those transactions; (ii) the credit risks of lending activities, which may be affected by further deterioration in real estate markets and the financial condition of borrowers, may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan and lease losses not being adequate to cover actual losses and require us to materially increase our loan and lease loss reserves; (iii) the quality and composition of our securities and loan portfolios; (iv) changes in general economic conditions, either nationally or in our market areas; (v) continuation of the historically low short-term interest rate environment, changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (vi) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (vii) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan and lease losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; (viii) legislative or regulatory changes that adversely affect our business, including changes in regulatory capital or other rules; (ix) our ability to control operating costs and expenses; (x)
staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges;
(xi) errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; (xii) the network and computer systems on which we depend could fail or experience a security breach; (xiii) our ability to attract and retain key members of our senior management team; (xiv) costs and effects of litigation, including settlements and judgments; (xv) increased competitive pressures among financial services companies; (xvi) changes in consumer spending, borrowing and saving habits; (xvii) adverse changes in the securities markets; (xviii) earthquake, fire or other natural disasters affecting the condition of real estate collateral; (xix) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xx) inability of key third-party providers to perform their obligations to us; (xxi) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxii) war or terrorist activities; and (xxiii) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in this report and from time to time in other documents that we file with or furnish to the SEC. You should not place undue reliance on forward-looking statements, and we undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

2 2
Net Income
Net income available to common shareholders of $9.3 million, or $0.25 per diluted share
Return on average assets of 0.8% and return on average tangible common equity of 11.2%
2014 Fourth Quarter Accomplishments
Banco
Popular
Transaction
Completed the acquisition and conversion of the California footprint of Banco Popular with
$1.1 billion of loans and $1.1 billion of deposits
Transaction is immediately accretive to earnings
Approximately 97% of deposit balances retained as year-end 2014
Originations
& Loans
Originated over $1.3 billion of loans during the fourth quarter, totaling over $5 billion in originations for the full year
Total assets of $6 billion as of year-end 2014 with loans over $5 billion
Dramatically diversified the held for investment loan mix to 66% commercial loans, compared to 43% commercial loans as of year-end 2013
Capital
Raised $50 million of common stock through the direct private placement with Oaktree and Patriot to support the Banco Popular transaction

3 3
Income Statement – Quarterly
4Q 2014 3Q 2014 4Q 2013
Net Interest Income $46.3 $38.2 $33.3
Noninterest Income 40.9 44.1 34.5
Total Revenue 87.2 82.3 67.8
Expenses (78.4) (67.6) (57.2)
Pre-Tax, Pre-Provision Income 8.8 14.7 10.6
Provision (4.2) (2.8) (1.8)
Pre-Tax Income 4.6 11.9 8.8
Tax Benefit (Expense) 5.5 (0.7) (5.5)
Net Income 10.2 11.2 3.3
Preferred Dividends (0.9) (0.9) (1.0)
Net Income Available to Common $9.3 $10.3 $2.4
Diluted Earnings Per Share $0.25 $0.30 $0.12
ROAA 0.8% 1.0% 0.4%
ROATCE 11.2% 13.2% 5.9%
Average shares outstanding for diluted EPS
calculation (1)
35.4 32.7 19.6
($ in millions except per share data)
* Figures may not foot due to rounding.
1 Average shares outstanding include potential TEU conversions to common shares (in millions).

4 4
Income Statement – Full Year
FY 2014 FY 2013
Net Interest Income $155.3 $97.2
Noninterest Income 145.6 96.7
Total Revenue 300.9 194.0
Expenses (264.2) (178.7)
Pre-Tax, Pre-Provision Income 36.7 15.3
Provision (11.0) (8.0)
Pre-Tax Income 25.8 7.3
Tax Benefit (Expense) 4.5 (7.3)
Net Income 30.3 0.1
Preferred Dividends (3.6) (2.2)
Net Income Available to Common $26.7 $(2.1)
Diluted Earnings Per Share $0.91 $(0.14)
ROAA 0.7% n/m
ROATCE 10.1% n/m
($ in millions except per share data)

5 5
Net Interest Income and Net Interest Margin
Net Interest Income ($ in millions)
Cost of Deposits Loan Yields
Net Interest Margin
Popular acquisition contributed approximately $7
million to Q4 net interest income
Downward pressure on loan yields persists, partially
offset by acquired Popular assets
Consolidated net interest margin expanded due to
both Popular acquisition and deposit repricing
Both the addition of Popular and repricing of existing
deposits contributed to the favorable drop
0.77%
0.77%
0.74%
0.70%
0.60%
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014
5.18%
5.12%
4.75%
4.62% 4.60%
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014
3.90%
4.00%
3.70%
3.58%
3.65%
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014
$33.3
$35.2 $35.6
$38.2
$46.3
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014

6 6
Noninterest Income
Noninterest Income
($ in millions)
$15.0
$17.3
$26.1
$26.9
$25.0
$4.2
$2.6
$3.0
$10.3
$3.9
$0.4
$1.1
$1.8
$3.3
$6.7
$2.8
$4.2
$4.4
$3.6
$5.2
$12.1
$34.5
$25.3
$35.4
$44.1
$40.9
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014
Mortgage Banking Gain on Sale of Loans Advisory Service Fees All Other Branch Sale

7 7
Noninterest Expense
($ in millions)
Number of Employees
(Headcount)
Noninterest Expenses
$57.8
$60.5
$57.2
1
$67.6
1 Includes mortgage-related commissions, bonus and loan-related expenses.
2 Acquired employees from BPOP; retail branches, business  banking, commercial real estate, and operations.
$78.4
2
$46.0
$49.1
$48.2
$52.0
$59.0
$11.3
$8.7
$12.3
$13.2
$13.5
$2.4
$5.9
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014
Base Volume-Related Acquisition/Non-core
878
690
647 658
662
506
527
573
634
664
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014
Banc Home Loans Bank / TPG / HoldCo BPOP
149
1,384
1,217
1,220
1,292
1,475

Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14

Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14

8 8
Efficiencies in Deposit Operations
FY 2014 All in Productivity
Annualized Salary Cost per Account
Popular acquisition added scale and enhanced productivity within deposit operations group
-
250
500
750
1,000
1,250
1,500
All In Productivity Target
$
$50
$100
$150
$200
$250
$300
-

9 9
Balance Sheet
4Q 2014 3Q 2014 4Q 2013
Cash and All Deposits in Financial Institutions $233 $187 $112
Securities 346 310 170
Loans Held for Sale 1,187 1,127 717
Loans Held for Investment 3,949 2,712 2,446
ALLL (29) (25) (19)
All Other Assets 286 227 202
Total Assets $5,972 $4,538 $3,628
Deposits $4,672 $3,632 $2,919
FHLB Advances / Fed Funds Purchased 633 305 250
Notes Payable 94 96 82
All Other Liabilities 70 59 52
Total Liabilities 5,468 4,091 3,303
Equity 504 447 325
Total Liabilities and Equity $5,972 $4,538 $3,628
($ in millions, period ending balances)
* Figures may not foot due to rounding.

10 10
Loan Portfolio
* All Balances Period-End.
Total Loans (HFS/HFI)
($ in millions)
$480
BPOP
$497
BPOP
$54
BPOP
$23
BPOP
$347
$374
$455 $464
$613
$555
$586
$567 $548
$1,042
$142
$155
$234
$367
$956
$1,287 $1,159
$1,213
$1,191
$1,172
$717
$1,000
$1,096
$1,127
$1,187
$116
$123
$134
$142
$167
$3,163
$3,397
$3,698
$3,839
$5,136
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014
C&I/SBA/Leasing CRE MF SFR HFS Other Consumer

11 11
Deposit Portfolio
$2.9
$3.1
$3.3
$3.6
* All Balances December 31, 2014 Period-End.
$4.7
Total Deposits
($ in billions)
Deposit Mix
(12/31/14 period end balance)
0.60% 0.70% 0.74% 0.77% 0.77%
Cost of
Deposits:
$.15
BPOP
$.9
BPOP
DDA /
NOW
37%
Savings
21%
MMDA
23%
CDs
19%
$0.43 $0.43
$0.41
$0.46
$0.66
$2.49
$2.68
$2.94
$3.17
$4.01
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014
Noninterest-bearing Deposits Interest-bearing Deposits

12 12
Capital Position
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014
Banc of California, Inc.
Tangible common equity to tangible assets 5.7% 5.1% 7.3% 7.2% 6.2%
Tier 1 leverage ratio 8.0% 7.6% 9.9% 9.3% 8.6%
Tangible book value per share $10.06 $9.94 $11.45 $11.34 $10.54
Tangible book value per share, adjusted
1
$10.06 $9.94 $9.66 $9.89 $9.65
Banc of California, N.A.
Tier 1 leverage ratio 9.6% 9.4% 9.7% 9.8% 9.2%
Tier 1 risk based capital ratio 13.6% 13.5% 13.8% 14.8% 11.3%
Total risk based capital ratio 14.7% 14.5% 14.9% 15.8% 12.0%
1 Tangible equity per common stock and shares issuable under purchase contracts. Represents the effect on TBV/share including conversion of TEUs to common shares

13 13
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014
Total Loans (HFI + HFS) $3.2 bln $3.4 bln $3.7 bln $3.8 bln $5.1 bln
Delinquent non-PCI loans to total non-PCI loans 2.43% 2.21% 2.69% 2.08% 1.55%
Non-performing Loans, excluding PCI loans $31.6 $32.4 $41.6 $38.3 $38.4
NPLs / Loans (HFI) 1.29% 1.35% 1.60% 1.41% 0.97%
NPAs / Assets 0.87% 0.81% 0.96% 0.86% 0.65%
NPAs / Equity 9.7% 10.0% 9.6% 8.7% 7.7%
Net Charge Offs (recoveries) $0.7 $(0.2) $(0.3) $0.2 n/m
Provision for Loan Losses $1.8 $1.9 $2.1 $2.8 $4.2
ALLL ($) $18.8 $20.0 $22.6 $25.3 $29.5
ALLL to Originated Loans 1.45% 1.43% 1.34% 1.33% 1.38%
ALLL & Discount / Loans 6.99% 6.32% 5.65% 4.45% 3.34%
ALLL / NPLs 59% 62% 54% 66% 77%
Asset Quality
($ in millions unless otherwise noted)

14 14
1%
3.75 –
4.00%
Financial Performance
15%
70 –
75%
1 Net Interest Margin shown for Banc of California, N.A. subsidiary. Excludes Holding Company debt interest expense.
Stated YE 2015 Targets
ROAA ROATCE
Net Interest Margin
1
Efficiency Ratio
0.4%
0.1%
0.8%
1.0%
0.8%
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014
6.0%
0.9%
12.0%
13.2%
11.2%
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014
84%
96%
85%
82%
90%
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014
4.05%
4.19%
3.88%
3.78%
3.82%
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014